Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group(R)


Delaware Group Global Dividend and Income Fund, Inc.


Closed-End Income

2001 SEMI-ANNUAL REPORT


(Closed-End Income artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                     1

Portfolio Management
Review                                     3

Performance Summary                        7

Financial Statements

   Statement of Net Assets                 8

   Statement of Assets and Liabilities    12

   Statement of Operations                13

   Statements of Changes
   in Net Assets                          14

   Statement of Cash Flows                15

   Financial Highlights                   16

   Notes to Financial
   Statements                             17





A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


Your Fund's Investment Strategies

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high-yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add value to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stocks and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a lower yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risk. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds, and more sensitive to overall economic conditions and the performance of the issuer.

Foreign Stocks
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies, and the effect of currency fluctuation. The value of a company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

Foreign Bonds
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political, and economic risks appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bond.

Leveraging
About $25 million (34%) of your Fund's assets were leveraged as of May 31, 2001. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

June 1, 2001

Recap of Events -- For the past several months, Delaware Investments' Chief Investment Officer of Equities, Bill Dodge, has been telling investors that a large number of U.S. equities have reached attractive valuations following the extended downturn, and has been predicting stronger stock market performance. By the end of May 2001, it appeared that Bill's market calls were right on the money. At that point, U.S. stocks were finishing a two-month run of stronger performance that substantiated such bullish outlooks. Bill remains convinced that the Federal Reserve's interest rate cuts during the first part of 2001 will have a positive effect on the economy later this year, and that the worst is generally over for U.S. stocks.

For international investors, the good news going forward may be that stock valuations in many regions of the world have reached more attractive levels. Many of Europe's biggest economies began experiencing an economic slowdown similar to that seen in the U.S. during the period, and stock performance in international markets could be described as "mixed" at best. In addition, the U.S. dollar remained strong despite the weakness of the U.S. economy and an ongoing international trade deficit, as indicated by the country's still-bloated current account. By mid-April 2001, the U.S. dollar had reached an almost astonishing 16-year high when measured against its 37 largest trading partners (Source: Dow Jones). With this in mind, international investors seemed poised to reap rewards if foreign currencies gain versus the dollar.


Total Return at Net Asset Value

                                                                              Premium (+)/
                                                                              Discount (-)
For the period ended May 31, 2001                            Six Months       As of 5/31/01
--------------------------------------------------------------------------------------------
Delaware Group Global Dividend and Income
   Fund, Inc.                                                 +11.16%             +4.66%
--------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    -3.90%

Merrill Lynch High Yield Bond Index                            +9.40%

Morgan Stanley Capital International (MSCI)
   Europe, Australasia and Southeast Asia (EASEA) Index          -7.78%

Salomon Smith Barney Non-U.S.
   World Government Bond Index                                 -1.47%

Lipper Closed-End Income and Preferred Stock
   Funds Average (11 funds)                                    +8.12%
--------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all distributions. Additional performance information can be found on page 7. The Fund's premium or discount is the amount by which the market price of its shares exceeds or is less than its NAV. The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index measures the performance of the U.S. high-yield bond market. The Morgan Stanley Capital International (MSCI) Europe, Australia and Southeast Asia (EASEA) Index measures the performance of stocks in Europe, Australia and Southeast Asia, excluding Japan. The Salomon Smith Barney Non-U.S. World Government Bond Index measures the general performance of non-U.S. government bond markets. All indexes are unmanaged.
The Lipper category represents the average returns of income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

In the U.S. high-yield bond market, performance remained volatile. This was especially so in the lower-rated telecommunications sector, which makes up a large part of the high-yield market and which has experienced a significant slowdown. Still, as of May 31, 2001, the Merrill Lynch High Yield Bond Index had posted a 9.40% six-month gain, while high-yield mutual funds had seen inflows exceeding $7.6 billion year-to-date in 2001 (Source: AMG Data Services).

Delaware Group Global Dividend and Income Fund, Inc. returned +11.16% (at net asset value with distributions reinvested) for the six-month period ended May 31, 2001. By comparison, the Lipper Closed-End Income and Preferred Stock Funds Average showed a 8.12% gain during the same period. Delaware Group Global Dividend and Income Fund, Inc. ranked third among the 11 funds calculated into the Lipper average.

Market Outlook -- In our opinion, stock market volatility is likely to remain over the next few months, but the long-term stock investing environment is generally quite attractive.

We think investors have plenty of reasons to be optimistic. Monetary policy in the U.S. is still accommodative and Congress has passed a federal tax cut. Perhaps most importantly, stock valuations around the world appear much more reasonable than they were six months or one year ago. Overall, valuations have contracted to more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

We expect to see more weakness in corporate earnings reports during the second and third quarters of 2001. However, we believe that the Fed is achieving a soft landing for the economy and expect to see accelerated earnings growth later this year.

Investors have endured very challenging markets in recent times. Such stock market volatility often creates a need for rebalancing asset allocations. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios and their long-term investment objectives.

On the pages that follow, your Fund's manager discusses performance for the fiscal period. As always, thank you for remaining committed to Delaware Investments.



Sincerely,


/s/   Charles E. Haldeman, Jr.           /s/   David K. Downes
------------------------------------     --------------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

"WE THINK INVESTORS HAVE PLENTY OF REASONS TO BE OPTIMISTIC."

PORTFOLIO MANAGEMENT REVIEW
---------------------------


Peter C. Andersen
Senior Portfolio Manager
U.S. Fixed Income
Delaware Management Company

Damon J. Andres
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Joanna Bates
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers Ltd.

Nancy M. Crouse
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Clive A. Gillmore
Senior Portfolio Manager
Foreign Equities
Delaware Investment Advisers Ltd.

Christopher A. Moth
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers Ltd.

June 1, 2001


Portfolio Highlights
During the six months ended May 31, 2001, the U.S. economy continued to slow dramatically from its strong pace of one year ago, as did some major European economies. Earnings disappointments in the technology, media, and telecommunications sectors, and soaring energy prices, contributed to the global economic slowdown. To help stimulate the U.S. economy, the Federal Reserve Board cut interest rates six times between January 3 and the end of our fiscal period. The Fed's counterpart in Europe, the European Central Bank, also cut interest rates in May.

Despite the challenging investment environment, your Fund posted a +11.16% return (at net asset value with distributions reinvested) for the sixth-month period ended May 31, 2001. For the period, the Fund ranked third out of 11 funds in its peer group, the Lipper Closed-End Income and Preferred Stock Funds class.

The Fund's strong performance can be attributed to careful security selection and a value-oriented investment discipline. We employ a bottom-up approach to select a blend of investments that we believe are undervalued relative to the market. During the six-month period, the Fund benefited from our holdings in U.S. high-yield corporate bonds and somewhat heavy weightings in cyclically sensitive areas such as basic materials, capital goods, and consumer cyclicals.

U.S. Stocks
The strongest performing sectors during the six-month period included economically sensitive stocks, or cyclicals, which generally perform well in a low interest rate environment. Our commitment to cyclical stocks provided us with positive performance in the basic materials sector. Two holdings in particular produced attractive returns for the Fund -- aluminum manufacturers Alcan and Alcoa. We have since sold these stocks because we believe the companies have likely met their current earnings potential. Consumer cyclicals such as Carnival performed favorably as a result of lower interest rates and continued strength in consumer spending. In the capital goods sector, industrial machinery giant Caterpillar and business technology provider Pitney Bowes also fared well.

The energy sector, not traditionally considered cyclical, also received a boost during the period by a continued rise in oil prices. Strong earnings from Chevron, Baker Hughes, and Conoco helped those stocks and strengthened your Fund's results.

We continued to hold a significant amount of REITs, which performed well over the past year. While the real estate sector has generally slowed due to the weaker economy, REITs have remained attractive because the strong cash flows they enjoy are generally upheld by the contractual nature of real estate. Despite corporate downsizings, companies may be obligated to pay for office space for the duration of a lease. As a result, REITs offer income, which helps the Fund in working toward its long-term goal of providing consistent income.

Holdings that delivered performance that was below our expectations during the period included Anheuser Busch, H.J. Heinz, and Bristol-Myers Squibb. Generally, the Fund's performance was negatively impacted by its holdings in consumer staples and consumer growth stocks. We believe poor performance in these sectors of the economy is a result of a shift toward rationalization in the marketplace. Quite simply, price-to-earnings multiples had far exceeded growth rates for many companies, and the result has been poor performance from some previously overvalued stocks in the marketplace.

Foreign Stocks
The MSCI Europe, Australasia, and Southeast Asia Index fell by 7.78% during the period, as stocks in many regions of the world were influenced by economic slowdown. Strong performance for the index during the final months of the fiscal period, especially in April, could not make up for poor performance during the first quarter of 2001.

Our strategy during the period generally remained unchanged from the end of last fiscal year. We held a higher percentage of U.K. stocks than our benchmark, as we continued to find valuations attractive in the UK. We generally remained focused on countries with sound economies and undervalued markets and/or currencies, including both the U.K. and Australia. In Australia, one the few EASEA countries to register positive market performance during the period, our heavy weighting versus the benchmark contributed to strong relative performance. The Fund's Australian holdings still include the Foster's Brewing Group, National Australia Bank, and paper and packaging manufacturer Amcor. All three stocks were positive performers during the six months ended May 31, 2001.



"DURING THE SIX-MONTH PERIOD, WE INCREASED THE FUND'S HOLDINGS IN HIGH-YIELD CORPORATE BONDS."

High-Yield Bonds
During the six-month period, we increased the Fund's holdings in high-yield corporate bonds. A combination of price declines due to economic uncertainties and the sector's lower sensitivity to interest rates made these bonds attractive in our opinion. However, the high-yield market was extremely issue-selective during the period. Using stringent analysis of individual company fundamentals, we emphasized core names in the industrial sector, such as Amkor Technology and Charter Communications, a leading cable provider. At the same time, we maintained fewer holdings in telecommunications bonds than our benchmark because of continued weakness and a lack of improving fundamentals in the sector. Instead, we focused on high quality telecom issues such as Global Crossing and Nextel Communications, both of which benefited the Fund with their favorable performance.

Foreign Bonds
The continued strength of the U.S. dollar during the fiscal period was a surprise to many investors, as the economic downturn in the U.S. steepened and U.S. equities generally struggled. Many of the world's bond markets performed respectfully, but U.S. investors continued to see diminished returns after conversion back to the strong U.S. dollar. During much of the period, returns were positive in local terms, yet the Salomon Smith Barney Non-U.S. World Government Bond Index fell by 1.47%.

During the six months ended May 31, 2001, we maintained our strategy of keeping the Fund focused on currencies that we feel are undervalued. We do this by holding bonds from those countries where we believe the currency has a strong potential to appreciate versus the U.S. dollar. We feel all cyclical indicators point to a possible fall for the U.S. dollar. Given this situation, we continue to invest more heavily than our benchmark in certain key countries, including Germany, New Zealand, and South Africa.

Delaware Group Global Dividend
and Income Fund, Inc.
Portfolio Asset Mix
(As a percentage of the investment portfolio)
As of May 31, 2001

Common Stock                       59.3%
Non-Convertible Bonds              32.0%
Convertible Preferred Stock         3.4%
U.S. Treasury Obligations           1.1%
Cash & Other Securities             2.1%
Convertible Bonds                   2.1%


Outlook
The continued uncertainty about the global economic picture has made it difficult to project earnings for corporations. We firmly believe that diversification will be the key to success in the current market environment.

As value investors, we continue to seek out opportunities that exist across a broad range of sectors and across international markets. We will continue to seek out companies that we believe have the potential for better-than-expected earnings in the quarters to come. In light of this, we remain cautious and have avoided heavy sector bets. Instead we have focused on what we believe are fundamentally sound, core companies in both the equity and fixed-income sections of the Fund. We believe the Fund is positioned to reap the rewards of strong performance among early-cycle recovery stocks in the U.S., as well as from currency fluctuations around the rapidly changing financial world.

Delaware Group Global Dividend and Income Fund, Inc.
Country Allocation
As of May 31, 2001


Country                                        Percentage of Net Assets
-------------------------------------------------------------------------
United States                                           58.8%
-------------------------------------------------------------------------
United Kingdom                                           8.6%
-------------------------------------------------------------------------
South Africa                                             5.7%
-------------------------------------------------------------------------
Germany                                                  4.6%
-------------------------------------------------------------------------
Australia                                                4.3%
-------------------------------------------------------------------------
New Zealand                                              3.8%
-------------------------------------------------------------------------
Poland                                                   2.9%
-------------------------------------------------------------------------
Mexico                                                   2.1%
-------------------------------------------------------------------------
Netherlands                                              1.6%
-------------------------------------------------------------------------
Others                                                   7.6%
-------------------------------------------------------------------------

Fund Basics
-----------
As of May 31, 2001

Fund Objective
The Fund seeks to achieve high
current income and, secondarily,
capital appreciation.

Total Fund Net Assets
$73.19 million

Number of Holdings
173

Fund Start Date
March 4, 1994

NYSE Symbol
DGF


DELAWARE GROUP GLOBAL DIVIDEND AND INCOME
FUND, INC. PERFORMANCE
----------------------


Average Annual Total Returns
Through May 31, 2001                  Lifetime   Five Years     One Year
---------------------------------------------------------------------------
   At Market Price                     +7.46%      +7.44%        +21.71%
   At Net Asset Value                  +7.78%      +7.61%         +6.77%
---------------------------------------------------------------------------

Returns reflect reinvestment of distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

Market Price vs. Net Asset Value
May 31, 2000 to May 31, 2001

                Market Price        Net Asset Value
                ------------        ---------------
May '00            11.875                13.04
Jun '00            11.9375               12.93
Jul '00            12.0625               12.93
Aug '00            12.5                  12.71
Sep '00            11.75                 12.33
Oct '00            11.5                  12.09
Nov '00            10.375                11.77
Dec '00            11.56                 12.76
Jan '01            13.3                  13
Feb '01            12.85                 12.63
Mar '01            12.7                  11.89
Apr '01            12.59                 12.19
May '01            12.8                  12.23


Source: Bloomberg. Past performance is not a guarantee of future results.

Your Fund's Buyback Program
Your Fund's board of directors approved a share repurchase program in 1994 that authorizes Delaware Group Global Dividend and Income Fund, Inc. to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange.

Through May 31, 2001 we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Your Reinvestment Options
Delaware Group Global Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. Effective December 8, 2000, Mellon Investor Services, LLC, became the transfer and dividend disbursing agent, registrar and dividend reinvestment agent for Delaware Group Global Dividend and Income Fund, Inc. If you would like to reinvest dividends and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

Statement of Net Assets

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
----------------------------------------------------

                                                         Number of      Market
May 31, 2001 (Unaudited)                                   Shares       Value
--------------------------------------------------------------------------------
   Common Stock - 79.51%
   Aerospace & Defense - 1.15%
   Lockheed Martin ..................................      22,000    $   842,380
                                                                     -----------
                                                                         842,380
                                                                     -----------

   Automobiles & Automotive Parts - 2.36%
   Continental ......................................      26,000        361,791
   Ford Motor........................................      31,467        766,222
   GKN...............................................      56,000        595,894
   Visteon ..........................................           1             14
                                                                     -----------
                                                                       1,723,921
                                                                     -----------
   Banking & Finance - 5.48%
   Bank of America...................................      12,100        716,925
   Bank One..........................................      20,000        792,000
   J.P. Morgan Chase.................................      10,200        501,330
   Keycorp...........................................      26,000        618,280
   Mellon Financial..................................      10,600        485,692
   Wells Fargo.......................................      19,000        894,520
                                                                     -----------
                                                                       4,008,747
                                                                     -----------
   Banking, Finance & Insurance - 3.91%
   Bayerische Vereinsbank............................       7,800        376,087
   Halifax Group.....................................      32,000        362,970
   ING Groep NV......................................      12,207        795,094
 + National Australia Bank...........................      58,130        956,269
   Sanlam............................................     303,000        372,749
                                                                     -----------
                                                                       2,863,169
                                                                     -----------

   Building & Materials - 0.98%
 + Compagnie de Saint Gobain.........................       3,200        476,140
   Wharf (Holdings)..................................     107,000        241,442
                                                                     -----------
                                                                         717,582
                                                                     -----------
   Buildings & Materials - 0.65%
   Blue Circle Industries............................      68,571        476,154
                                                                     -----------
                                                                         476,154
                                                                     -----------
   Cable, Media & Publishing - 0.60%
   Gannett ..........................................       6,600        437,448
                                                                     -----------
                                                                         437,448
                                                                     -----------
   Chemicals - 2.47%
   Bayer.............................................      20,750        822,331
   Dow Chemical......................................      24,000        859,441
   Orica ............................................      56,800        129,288
                                                                     -----------
                                                                       1,811,060
                                                                     -----------

   Computers & Technology - 2.00%
   International Business Machines...................       6,000        670,800
   Pitney Bowes......................................      20,000        790,800
                                                                     -----------
                                                                       1,461,600
                                                                     -----------
   Consumer Products - 3.44%
   Kimberly-Clark....................................      19,000      1,148,550
   Procter & Gamble..................................      14,500        931,480
   Siemens...........................................       6,075        437,315
                                                                     -----------
                                                                       2,517,345
                                                                     -----------

                                                         Number of      Market
May 31, 2001 (Unaudited)                                   Shares       Value
--------------------------------------------------------------------------------

   Common Stock (continued)
   Electronics & Electrical Equipment - 0.78%
   Rockwell International............................       6,300    $   296,100
   Thomas & Betts...................................       13,000        271,570
                                                                     -----------
                                                                         567,670
                                                                     -----------
   Energy - 5.55%
   Baker Hughes......................................      14,000        551,600
   Chevron...........................................      14,000      1,344,700
   Conoco Class B....................................      21,000        655,200
   Royal Dutch Petroleum.............................      11,700        709,320
 + RWE...............................................      11,000        411,277
   Sasol.............................................      39,400        388,347
                                                                     -----------
                                                                       4,060,444
                                                                     -----------
   Food, Beverage & Tobacco - 6.59%
   Anheuser Busch....................................      26,000      1,144,000
   Bass..............................................      56,470        623,714
   Foster's Brewing Group............................     225,807        613,575
   Goodman Fielder...................................     970,000        624,512
   Heinz (H.J.)......................................      22,000        952,820
   Pepsico...........................................      17,000        760,920
   RJ Reynolds Tobacco Holdings......................           1             59
 + Uniq..............................................      38,500        112,586
                                                                     -----------
                                                                       4,832,186
                                                                     -----------
   Healthcare & Pharmaceuticals - 4.41%
   Abbott Laboratories...............................      17,000        883,660
   Bristol-Myers Squibb..............................      13,000        705,120
   GlaxoSmithKline ..................................      29,570        802,041
   Schering-Plough...................................      20,000        839,000
                                                                     -----------
                                                                       3,229,821
                                                                     -----------
   Industrial Machinery - 3.49%
   Caterpillar.......................................      11,000        595,760
   Deere & Co........................................      36,000      1,344,960
   Ingersoll-Rand....................................      12,434        613,618
                                                                     -----------
                                                                       2,554,338
                                                                     -----------
   Leisure, Lodging & Entertainment - 0.66%
   Carnival..........................................      17,000        479,910
                                                                     -----------
                                                                         479,910
                                                                     -----------
   Metals & Mining - 0.92%
   Rio Tinto.........................................      32,111        638,766
   Rouge Industries Class A..........................      14,800         30,932
                                                                     -----------
                                                                         669,698
                                                                     -----------
   Paper & Forest Products - 4.44%
   Amcor.............................................     170,100        573,444
   Carter Holt Harvey................................     200,000        142,123
   Georgia-Pacific (Timber Group)....................      26,300        846,860
   International Paper...............................      20,000        765,000
   Paperlinx.........................................      56,700        121,013
   Weyerhaeuser......................................      14,000        800,940
                                                                     -----------
                                                                       3,249,380
                                                                     -----------

                                                         Number of      Market
Delaware Group Global Dividend and Income Fund, Inc.       Shares       Value
--------------------------------------------------------------------------------

   Common Stock (continued)
   Real Estate - 16.25%
   AMB Property......................................      23,000   $    568,100
   Apartment Investment & Management.................      11,100        509,157
   Archstone Communities.............................      25,000        626,000
   Camden Property Trust.............................      10,000        344,000
   Chateau Communities...............................      14,000        423,220
   Corporate Office Properties.......................      30,700        318,973
   Duke-Weeks Realty.................................      26,000        607,360
   Equity Office Properties Trust....................      33,000        960,300
   General Growth Properties.........................       9,300        350,796
   Glimcher Realty Trust ............................      18,700        309,859
   Host Marriott.....................................      75,000        970,500
   Liberty Property Trust............................      31,142        902,495
   Macerich..........................................      18,000        420,840
   MeriStar Hospitality..............................      28,000        639,800
   Pan Pacific Retail Properties.....................      33,800        787,540
   Prentiss Properties Trust.........................      47,508      1,206,704
   Reckson Associates Realty.........................      44,000        954,800
   Simon Property Group..............................       8,000        216,960
   Sun Communities...................................      20,000        674,000
 + Wincanton ........................................      38,500        105,353
                                                                    ------------
                                                                      11,896,757
                                                                    ------------
   Retail - 2.23%
 + Boots.............................................      65,000        550,197
   Great Universal Stores............................     128,700      1,081,178
                                                                    ------------
                                                                       1,631,375
                                                                    ------------
   Telecommunications - 2.68%
   BellSouth.........................................      12,000        494,760
   Cable & Wireless..................................      50,300        328,775
   Telecom Corporation of New Zealand ...............     189,000        419,901
   Verizon Communications............................      13,053        715,968
                                                                    ------------
                                                                       1,959,404
                                                                    ------------
   Transportation & Shipping - 1.45%
   British Airways...................................      93,000        483,926
   Union Pacific.....................................      10,000        575,000
                                                                    ------------
                                                                       1,058,926
                                                                    ------------
   Utilities - 7.02%
   BG................................................     121,754        472,140
   Electrabel........................................       1,689        327,464
   Hong Kong Electric................................     200,000        694,890
   Iberdrola.........................................      45,000        582,402
   PG&E..............................................      32,000        364,800
   Powergen..........................................      82,300        844,829
   Scottish Power....................................      26,100        755,595
   Telefonica .......................................      31,557        463,672
   TXU...............................................      13,000        641,420
                                                                    ------------
                                                                       5,147,212
                                                                    ------------
   Total Common Stock
           (cost $56,517,766)........................                 58,196,527
                                                                    ------------

                                                         Number of      Market
                                                           Shares       Value
--------------------------------------------------------------------------------
   Convertible Preferred Stock - 4.51%
   Banking, Finance & Insurance - 1.15%
   Sovereign Capital Trust II 7.50%...............         13,000       $845,000
                                                                    ------------
                                                                         845,000
                                                                    ------------
   Paper & Forest Products - 1.22%
   Georgia-Pacific PEPS Units 7.50%...............         22,500        893,025
                                                                    ------------
                                                                         893,025
                                                                    ------------
   Real Estate - 1.34%
   General Growth Properties 7.25%................         38,700        974,853
                                                                    ------------
                                                                         974,853
                                                                    ------------
   Transportation & Shipping - 0.80%
   Union Pacific Capital Trust 6.25% TIDES........         12,000        585,000
                                                                    ------------
                                                                         585,000
                                                                    ------------
   Total Convertible Preferred Stock
      (cost $3,273,700) ..........................                     3,297,878
                                                                    ------------
                                                         Principal
                                                          Amount++
                                                          --------
   Convertible Bonds - 2.80%
   Automobiles & Automotive Parts - 1.00%
   MascoTech 4.50% 12/15/03.......................USD     900,000        729,000
                                                                    ------------
                                                                         729,000
                                                                    ------------
   Banking, Finance & Insurance - 0.55%
   Bell Atlantic Financial 5.75% 4/1/03...........        400,000        400,023
                                                                    ------------
                                                                         400,023
                                                                    ------------
   Real Estate - 0.68%
   IRT Property 7.30% 8/15/03.....................        500,000        501,250
                                                                    ------------
                                                                         501,250
                                                                    ------------
   Telecommunications - 0.57%
   Allied Riser 144A 7.50% 6/15/07................        725,000        216,594
   Level 3 Communications 6.00% 3/15/10...........        600,000        200,250
                                                                    ------------
                                                                         416,844
                                                                    ------------
   Total Convertible Bonds
      (cost $3,009,000)...........................                     2,047,117
                                                                    ------------
   Non-Convertible Bonds - 42.90%
   Automobiles & Automotive Parts - 0.36%
   Neff 10.25% 6/1/08 ............................        500,000        262,500
                                                                    ------------
                                                                         262,500
                                                                    ------------
   Banking, Finance & Insurance - 1.32%
   Bank of Greece Series RG (loan stock)
      (10.75% 9/6/10..............................GBP     120,000        222,420
   Midland Funding II Series A
      (11.75% 7/23/05.............................USD     400,000        440,500
   National Bank of Hungary
      (10.00% 8/5/03..............................GBP     200,000        305,022
                                                                    ------------
                                                                         967,942
                                                                    ------------
   Cable, Media & Publishing - 1.87%
   Adelphia Communications
      (9.375% 11/15/09............................USD     200,000        200,000
   Canwest Media 144A
      (10.625% 5/15/11............................         50,000         51,313

                                                         Principal      Market
Delaware Group Global Dividend and Income Fund, Inc.      Amount++      Value
--------------------------------------------------------------------------------
   Non-Convertible Bonds (continued)
   Cable, Media & Publishing (continued)
   Charter Communications
      8.625% 4/1/09 ..............................        250,000       $240,000
   Granite Broadcasting
      9.375% 12/1/05..............................        500,000        312,500
+++Insight Communications 144A
      12.25% 2/15/11 .............................        200,000        116,500
   Mediacom 144A 9.50% 1/15/13....................        200,000        193,500
   NTL Communications Series B....................
      11.875% 10/1/10.............................        100,000         81,500
   Telewest Communications
      9.625% 10/1/06..............................        200,000        184,000
                                                                    ------------
                                                                       1,379,313
                                                                    ------------
   Chemicals - 0.39%
   IMC Global 7.40% 11/1/02.......................         50,000         48,297
   IMC Global 144A 10.875% 6/1/08.................         25,000         25,875
   Lyondell Chemical
      10.875% 5/1/09..............................        200,000        208,500
                                                                    ------------
                                                                         282,672
                                                                    ------------
   Computers & Technology - 0.56%
   Exodus Communications
      11.625% 7/15/10.............................        250,000        167,500
   Mercury Interactive 144A
      4.75% 7/1/07 ...............................        275,000        239,250
                                                                    ------------
                                                                         406,750
                                                                    ------------
   Consumer Products - 0.32%
   Fedders North America
      9.375% 8/15/07..............................        250,000        235,000
                                                                    ------------
                                                                         235,000
                                                                    ------------
   Electronics & Electrical Equipment - 0.34%
   Fairchild Semiconductor 144A
      10.50% 2/1/09...............................        250,000        251,875
                                                                    ------------
                                                                         251,875
                                                                    ------------
   Food, Beverage & Tobacco - 0.13%
   Di Giorgio Series B
      10.00% 6/15/07 .............................        100,000         96,000
                                                                    ------------
                                                                          96,000
                                                                    ------------
   Foreign Government - 29.84%
   Belgium Kingdom
      5.75% 9/28/10...............................EUR   1,200,000      1,035,382
   Deutschland Republic
      6.25% 1/4/24................................      1,000,000        895,385
   Hellenic Republic
      8.60% 3/26/08...............................GRD     750,000        744,726
      8.70% 4/8/05................................      1,100,000      1,046,476
      9.20% 3/21/02 ..............................        293,470        257,270
   Hydro-Quebec (loan stock)
      12.75% 9/13/15..............................GBP     160,000        367,778
   New South Wales Treasury
      6.50% 5/1/06................................AUD   1,000,000        516,940

                                                         Principal      Market
Delaware Group Global Dividend and Income Fund, Inc.      Amount++      Value
--------------------------------------------------------------------------------
   Non-Convertible Bonds (continued)
   Foreign Government (continued)
   New Zealand Government
      6.00% 11/15/11........................NZD        2,000,000       $770,324
      7.00% 7/15/09.........................           2,000,000        833,463
      8.00% 4/15/04.........................           3,400,000      1,447,574
   Poland Government Bond
      8.50% 2/12/05.........................PLZ        7,000,000      1,489,202
      12.00% 10/12/03.......................           5,500,000      1,308,192
   Portugal Government Bond
      5.85% 5/20/10.........................EUR        1,000,000        873,392
   Queensland Treasury
      6.00% 7/14/09.........................AUD        1,250,000        629,250
   Republic of Argentina Series
      BGLO 11.00% 10/9/06...................USD        1,500,000      1,305,075
   Republic of Austria
      4.00% 7/15/09.........................EUR          450,000        348,870
   Republic of Colombia
      7.625% 2/15/07........................USD        1,000,000        880,000
   Republic of South Africa
      Series 153 13.00% 8/31/10.............ZAR       11,000,000      1,465,868
   Republic of South Africa
      Series 162 12.50% 1/15/02.............          14,000,000      1,766,177
   Republic of South Africa
      Series 177 9.50% 5/15/07..............          13,000,000      1,473,889
   Turkey Treasury Bill
      0.00% 10/10/01........................TRL  600,000,000,000        397,749
   United Mexican States Global
      7.375% 7/6/06.........................EUR        1,000,000        872,334
      8.25% 2/24/09.........................           2,500,000      1,117,477
                                                                   ------------
                                                                     21,842,793
                                                                   ------------
   Healthcare & Pharmaceuticals - 0.27%
   Davita 144A 9.25% 4/15/11................USD           50,000         52,250
   Kinetic Concepts Series B
      9.625% 11/1/07........................             150,000        141,750
                                                                   ------------
                                                                        194,000
                                                                   ------------
   Industrial Machinery - 0.20%
   Amkor Technology 144A
      9.25% 2/15/08.........................             150,000        143,250
                                                                   ------------
                                                                        143,250
                                                                   ------------
   Leisure, Lodging & Entertainment - 0.34%
   Alliance Gaming Series B
      10.00% 8/1/07.........................             150,000        146,250
   Bally Total Fitness Series D
      9.875% 10/15/07.......................             100,000         99,500
                                                                   ------------
                                                                        245,750
                                                                   ------------
   Metals & Mining - 0.87%
   Golden Northwest Aluminum
      12.00% 12/15/06.......................             400,000        230,000
   Weirton Steel 11.375% 7/1/04.............             950,000        403,750
                                                                    ------------
                                                                         633,750
                                                                    ------------
10

                                                         Principal      Market
Delaware Group Global Dividend and Income Fund, Inc.      Amount++      Value
--------------------------------------------------------------------------------

   Non-Convertible Bonds (continued)
   Paper & Forest Products - 0.20%
   Gaylord Container Series
      B 9.75% 6/15/07.............................        200,000     $ 143,000
                                                                    -----------
                                                                        143,000
                                                                    -----------
   Retail - 1.10%
   ASDA Group 10.875% 4/20/10.....................GBP     250,000       463,406
   Buhrmann 12.25% 11/1/09........................USD     250,000       267,500
   Saks 7.25% 12/1/04.............................         75,000        71,438
                                                                    -----------
                                                                        802,344
                                                                    -----------
   Telecommunications - 4.65%
   360Networks 13.00% 5/1/08......................        250,000        28,750
   Alcatel 4.375% 2/17/09.........................EUR     500,000       366,909
   American Tower 144A
      9.375% 2/1/09...............................USD     100,000        98,750
   Crown Castle International 144A
      9.375% 8/1/11...............................         90,000        88,200
   Global Crossing
      9.125% 11/15/06.............................         50,000        46,500
   Global Crossing 144A
      8.70% 8/1/07................................        850,000       765,000
   Level 3 Communications
      9.125% 5/1/08...............................      1,000,000       625,000
   Metromedia Fiber
      10.00% 12/15/09.............................        100,000        56,500
   Nextel Communications
      9.375% 11/15/09.............................      1,000,000       812,500
   Nextel Communications
      144A 9.50% 2/1/11...........................        300,000       243,000
   Williams Communications
      11.875% 8/1/10..............................        500,000       277,500
                                                                    -----------
                                                                      3,408,609
                                                                    -----------
   Utilities - 0.14%
   Sesi L.L.C. 144A
      8.875% 5/15/11..............................        100,000       103,000
                                                                    -----------
                                                                        103,000
                                                                    -----------
   Total Non-Convertible Bonds
      (cost $37,920,433)..........................                   31,398,548
                                                                    -----------

   Short-Term Securities - 1.56%
  *U.S. Treasury Bills
      3.705% 6/21/01..............................      1,141,000     1,138,909
                                                                    -----------
   Total Short-Term Securities
      (cost $1,138,909)...........................                    1,138,909
                                                                    -----------
   Total Market Value of Securities -
      131.28% (cost $101,859,808).................                   96,078,979
                                                                    -----------
 **Liabilities Net of Receivables and
      Other Assets - (31.28%).....................                  (22,893,540)
                                                                    -----------

                                                                        Market
Delaware Group Global Dividend and Income Fund, Inc.                    Value
--------------------------------------------------------------------------------

Net Assets Applicable to 5,985,582
   Shares ($0.01 par value)
   Outstanding; Equivalent to $12.23
   per Share - 100.00%............................                  $73,185,439
                                                                    ===========
Components of Net Assets at May 31, 2001:
Common stock, $0.01 par value, 500,000,000
   shares authorized to the Fund..................                  $90,103,263
Treasury stock, 665,065 shares, at cost...........                   (8,599,291)
Distributions in excess of net
   investment income***...........................                   (2,760,766)
Accumulated net realized gain on investments
   and foreign currencies.........................                      313,003
Net unrealized depreciation of investments and
   foreign currencies.............................                   (5,870,770)
                                                                    -----------
Total net assets..................................                  $73,185,439
                                                                    ===========

-----------
  +  Non-income producing security for the period ended May 31, 2001.
 ++ Principal amount is stated in the currency in which each bond is denominated.
  * U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ** Of this amount, $25,000,000 represents borrowings under the Fund's Line of Credit as of May 31, 2001. See Note 5 in "Notes to Financial Statements."
*** Distributions in excess of net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
+++ Zero coupon bond as of May 31, 2001. The interest rate shown is the step-up rate.

Summary of Abbreviations
PEPS - Partial Equity Linked Securities
TIDES - Term Income Deferred Equity Securities
AUD - Australian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
GRD - Greek Drachma
NZD - New Zealand Dollar
PLZ - Polish Zloty
TRL - Turkish Lira
USD - U.S. Dollar
ZAR - South African Rand

                             See accompanying notes

Statement of Assets and Liabilities



May 31, 2001 (Unaudited)    Delaware Group Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------

Assets:
Investments at market ......................................        $ 96,078,979
Cash and foreign currencies ................................           1,774,662
Dividends and interest receivable ..........................           1,097,326
Receivable for securities sold .............................             843,522
                                                                    ------------
Total assets ...............................................          99,794,489
                                                                    ------------
Liabilities:
Line of credit .............................................          25,000,000
Payable for securities purchased ...........................           1,341,215
Accrued interest payable ...................................             132,979
Foreign currency contracts .................................              15,243
Other accounts payable and accrued expenses ................             119,613
                                                                    ------------
Total liabilities ..........................................          26,609,050
                                                                    ------------
Total Net Assets ...........................................        $ 73,185,439
                                                                    ============
Investments at Cost ........................................        $101,859,808
                                                                    ============
                             See accompanying notes

Statement of Operations



Six Months Ended May 31, 2001 (Unaudited)                                     Delaware Group Global Dividend and Income Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest   ....................................................................................     $1,855,132
Dividends (net of foreign taxes withheld of $40,657)   ........................................      1,360,577      $3,215,709
                                                                                                    ----------      ----------
Expenses:
Management fees  ..............................................................................        346,825
Accounting and Administration fees ............................................................         50,000
Reports to shareholders .......................................................................         33,456
Professional fees .............................................................................         24,797
 Transfer agent fees ..........................................................................         18,311
Custodian fees ................................................................................         10,300
 Directors' fees ..............................................................................          5,900
Taxes (other than taxes on income) ............................................................          1,500
Other  ........................................................................................         25,540
                                                                                                    ----------
Total operating expenses (before interest expense)  ...........................................                        516,629
Interest expense ..............................................................................                        782,431
                                                                                                                    ----------
Total operating expenses (after interest expense) .............................................                      1,299,060

Less expenses paid indirectly .................................................................                           (850)
                                                                                                                    ----------
Total expenses  ...............................................................................                      1,298,210
                                                                                                                    ----------
Net Investment Income .........................................................................                      1,917,499
                                                                                                                    ----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments  ..................................................................................                        417,580
Foreign currencies  ...........................................................................                       (691,510)
                                                                                                                    ----------
Net realized loss .............................................................................                       (273,930)
Net change in unrealized appreciation/depreciation on investments and foreign currencies.......                      5,610,737
                                                                                                                    ----------
Net Realized and Unrealized Gain on Investments and Foreign Currencies  .......................                      5,336,807
                                                                                                                    ----------
Net Increase In Net Assets Resulting From Operations ..........................................                     $7,254,306
                                                                                                                    ==========

                             See accompanying notes

Statements of Changes in Net Assets



                                                           Delaware Group Global Dividend and Income Fund, Inc.
---------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                  Ended              Year Ended
                                                                                 5/31/01               11/30/00
                                                                               (Unaudited)
Operations:
Net investment income ..................................................     $ 1,917,499            $ 4,457,569
Net realized gain (loss) on investments and foreign currencies .........        (273,930)             2,220,482
Net change in unrealized appreciation/depreciation
     of investments and foreign currencies..............................       5,610,737            (10,699,190)
                                                                             ----------------------------------
Net increase/decrease in net assets resulting from operations...........       7,254,306             (4,021,139)
                                                                             ----------------------------------

Dividends and Distributions to Shareholders from:
Net investment income...................................................      (3,986,538)            (3,371,767)
Net realized gains on investments ......................................        (502,789)            (3,195,427)
Return of capital.......................................................              --             (2,992,791)
                                                                             ----------------------------------
                                                                              (4,489,327)            (9,559,985)
                                                                             ----------------------------------

Capital Stock Transactions:
Cost of shares repurchased..............................................              --             (8,599,291)
                                                                             ----------------------------------
Decrease in net assets derived from capital stock transactions..........              --             (8,599,291)
                                                                             ----------------------------------
Net Increase (Decrease) in Net Assets...................................       2,764,979            (22,180,415)
                                                                             ----------------------------------
Net Assets:
Beginning of period.....................................................      70,420,460             92,600,875
                                                                             ----------------------------------
End of period...........................................................     $73,185,439            $70,420,460
                                                                             ==================================

See accompanying notes

Statement of Cash Flows



Six Months Ended May 31, 2001 (Unaudited)              Delaware Group Global Dividend and Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------
Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations ...................................       $  7,254,306
                                                                                               ------------
   Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
   Amortization of discount on securities   ............................................
   Net proceeds from investment transactions  ..........................................           (166,381)
   Net realized gain on investments   ..................................................          3,915,682
   Net realized foreign exchange losses  ...............................................           (417,580)
   Net change in unrealized appreciation of investments and foreign currencies .........            691,510
   Decrease in receivable for investments sold .........................................         (5,610,737)
   Decrease in interest and dividends receivable .......................................          3,372,338
   Decrease in payable for   investments purchased......................................            149,441
   Decrease in interest payable ........................................................         (2,798,107)
   Decrease in accrued expenses and other   liabilities ................................            (53,819)
   Total adjustments....................................................................           (113,345)
                                                                                               ------------
Net cash provided by operating activities ..............................................         (1,030,998)
                                                                                               ------------

Cash Flows Used for Financing Activities:                                                         6,223,308
                                                                                               ------------
   Proceeds from line of credit (Note 5)  ..............................................
   Principal repayment on line of credit (Note 5) ......................................         25,000,000
   Cash dividends paid      ............................................................        (25,000,000)
Net cash used for financing activities   ...............................................         (4,489,327)
                                                                                               ------------
Effect of exchange rates on cash     ...................................................         (4,489,327)
                                                                                               ------------
Net increase in cash     ...............................................................            (14,421)
                                                                                               ------------
Cash at beginning of period  ...........................................................          1,719,560
Cash at end of period   ................................................................             55,102
                                                                                               ------------
                                                                                               $  1,774,662
                                                                                               ============
Cash paid for interest .................................................................
                                                                                               $    836,250
                                                                                               ============

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Group Global Dividend and Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                            Six Months
                                                              Ended                             Year Ended
                                                             5/31/01(3)  11/30/00      11/30/99     11/30/98    11/30/97   11/30/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $11.770     $13.920      $15.700     $17.090      $15.810     $14.060
Income (loss) from investment operations:
  Net investment income ...................................   $ 0.320     $ 0.700      $ 0.930     $ 1.090      $ 1.000     $ 0.980
  Net realized and unrealized gain (loss) on
    investments and foreign currencies ....................   $ 0.890     $(1.350)     $(1.070)    $(0.700)     $ 1.780     $ 2.270
                                                             ----------------------------------------------------------------------
  Total from investment operations ........................   $ 1.210     $(0.650)     $(0.140)    $ 0.390      $ 2.780     $ 3.250
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ....................   $(0.666)    $(0.530)     $(0.860)    $(1.380)     $(0.950)    $(1.020)
  Distributions from net realized gains
    on investments ........................................   $(0.084)    $(0.470)     $(0.780)    $(0.400)     $(0.550)    $(0.480)
  Return of capital .......................................   $    --     $(0.500)     $    --     $    --      $    --     $    --
                                                             ----------------------------------------------------------------------
  Total dividends and distributions .......................   $(0.750)    $(1.500)     $(1.640)    $(1.780)     $(1.500)    $(1.500)
                                                             ----------------------------------------------------------------------
  Net asset value, end of period ..........................   $12.230     $11.770      $13.920     $15.700      $17.090     $15.810
                                                             ======================================================================
  Market value, end of period .............................   $12.800     $10.380      $11.750     $15.880      $17.310     $15.880
                                                             ======================================================================
Total return based on:(1)
  Market value ............................................    30.80%       0.29%      (17.00%)      2.05%       18.98%      27.42%
  Net asset value .........................................    11.16%      (4.04%)      (0.57%)      2.19%       17.93%      24.10%
Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $73,185     $70,420      $92,601    $104,446     $113,685    $105,120
  Ratio of total operating expenses to average
    net assets ............................................     3.51%       3.45%        2.69%       2.69%        2.67%       2.61%
  Ratio of total operating expenses to adjusted
    average net assets (before interest expense)2 .........     1.04%       1.04%        1.00%       1.03%        1.02%       1.09%
  Ratio of interest expense to adjusted average
    net assets(2) .........................................     1.58%       1.62%        1.15%       1.16%        1.16%       1.06%
  Ratio of net investment income to average
    net assets ............................................     5.19%       5.34%        6.14%       6.63%        6.03%       6.80%
  Ratio of net investment income to adjusted
    average net assets(2)..................................     3.88%       4.11%        4.92%       5.38%        4.93%       5.59%
  Portfolio turnover ......................................       51%         43%          58%         51%          68%         88%
Leverage analysis:
  Debt outstanding at end of period (000 omitted) .........   $25,000     $25,000      $25,000     $25,000      $25,000     $25,000
  Average daily balance of debt outstanding
    (000 omitted) .........................................   $25,000     $25,000      $25,000     $25,000      $25,000     $20,355
  Average daily balance of shares outstanding
    (000 omitted) .........................................     5,986       6,389        6,651       6,651        6,651       6,651
  Average debt per share ..................................     $4.18       $3.91        $3.76       $3.76        $3.76       $3.06

1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
2  Adjusted net assets excludes debt outstanding.
3  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements



Six Months Ended May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Distributions -- In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital.

Borrowings -- The Fund has entered into a $25,000,000 Line of Credit Agreement with J.P. Morgan Chase (See Note 5).

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Fund does isolate that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $850 for the period ended May 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended May 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70% which is calculated daily based on the adjusted average weekly net assets.

DMC has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL an annual fee which is equal to 0.40% of the adjusted and average weekly net assets. The Fund does not pay any fees directly to DIAL.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC (and DIAL), to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly assets does not include the commercial paper liability.

At May 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ................ $57,629
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable
   to DSC ............................................... $14,164
Other expenses payable to DMC and affiliates ............    $976

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments

For the six months ended May 31, 2001, the Fund made purchases of $24,674,536 and sales of $28,076,036 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001, the cost of investments was $101,859,808. At May 31, 2001, the unrealized depreciation was $5,780,829 of which $7,126,620 related to unrealized appreciation of investments and $12,907,447 related to unrealized depreciation of investments.

4. Capital Stock

The Fund did not repurchase any shares under the Share Repurchase Program during the period ended May 31, 2001.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

For the period ended May 31, 2001 the Fund did not have any transactions in common shares.

5. Line of Credit

The Fund has entered into a Line of Credit Agreement with J.P. Morgan Chase for $25,000,000. At May 31, 2001, the par value of loans outstanding was $25,000,000 at a variable interest rate of 6.11%. During the period, the average daily balance of loans outstanding was $25,000,000 at a weighted average interest rate of approximately 6.62%. The maximum amount of loans outstanding at any time during the year was $25,000,000. The loan is collateralized by the Fund's portfolio.

6. Foreign Exchange Contracts

In the event the Fund enters into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts it will generally do so as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

--------------------------------------------------------------------------------
6. Foreign Exchange Contracts (continued)
The following forward foreign cross currency exchange contract was outstanding at May 31, 2001:

   Contracts to            In Exchange       Settlement       Unrealized
     Receive                   For              Date         Depreciation
   ------------            -----------       ----------      ------------
   EUR 1,566,714           GBP 947,000         8/31/01         (15,243)

EUR - European Monetary Unit
GBP - British Pound Sterling

7. Credit and Market Risks

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Geographic Disclosure

As of May 31, 2001, the Fund's geographic diversification* was as follows:

United States                  $56,544,530          58.85%
United Kingdom                   8,246,952           8.58%
South Africa                     5,467,032           5.69%
Germany                          4,457,274           4.64%
Australia                        4,164,290           4.33%
New Zealand                      3,613,384           3.76%
Poland                           2,797,395           2.91%
Mexico                           1,989,811           2.07%
Netherlands                      1,504,415           1.57%
Belgium                          1,362,845           1.42%
Spain                            1,046,075           1.09%
Hong Kong                          936,332           0.98%
Denmark                            895,385           0.94%
Portugal                           873,392           0.91%
France                             843,050           0.88%
Turkey                             397,749           0.41%
Canada                             367,778           0.38%
Austria                            348,870           0.36%
Greece                             222,420           0.23%
                               -----------         ------
Total                          $96,078,979         100.00%
                               ===========         ======
-------
* Based on the issuer of each security's domicile.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

Proxy Results

During the year ended November 30, 2000, The Delaware Group Global Dividend and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on November 2, 2000. The description of each proposal and number of shares voted are as follows.

1. To elect the following nominees as Directors of the Fund:

                                         Shares             Shares Voted
                                        Voted For        Withheld Authority

Wayne A. Stork                          4,006,924              72,222
David K. Downes                         4,007,924              71,222
Walter P. Babich                        4,006,698              72,448
John H. Durham                          4,007,974              71,172
Anthony D. Knerr                        4,007,050              72,096
Ann R. Leven                            4,009,550              69,596
Thomas F. Madison                       4,006,544              72,602
Charles E. Peck                         4,005,048              74,098
Janet L. Yeomans                        4,007,020              72,126

2. To ratify the selection of Ernst & Young LLP as Independent Auditors for the
Fund:

                           Shares                  Shares         Shares
                          Voted For            Voted Against     Abstain
                          4,021,354               30,460          27,332

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Growth of Capital                         International and Global               Tax-Exempt Income
   o    Technology and Innovation            o    Emerging Markets Fund             o    National High-Yield
           Fund                              o    Overseas Equity Fund+                     Municipal Bond Fund
   o    American Services Fund               o    New Pacific Fund+                 o    Tax-Free USA Fund
   o    Select Growth Fund                   o    International Value               o    Tax-Free Insured Fund
   o    Trend Fund                                   Equity Fund***                 o    Tax-Free USA
   o    Growth Opportunities Fund                                                           Intermediate Fund
   o    Small Cap Value Fund               Current Income                           o    State Tax-Free Funds*
   o    U.S. Growth Fund                     o    Delchester Fund
   o    Tax-Efficient Equity Fund+           o    High-Yield                     Stability of Principal
   o    Social Awareness Fund                        Opportunities Fund             o    Cash Reserve Fund
   o    Core Equity Fund**                   o    Strategic Income Fund             o    Tax-Free Money Fund
                                             o    Corporate Bond Fund
Total Return                                 o    Extended Duration              Asset Allocation
   o    Blue Chip Fund+                              Bond Fund                      o    Foundation Funds
   o    Devon Fund                           o    American Government                       Growth Portfolio
   o    Growth and Income Fund                       Bond Fund                              Balanced Portfolio
   o    Decatur Equity                       o    U.S. Government                           Income Portfolio
           Income Fund                               Securities Fund+
   o    REIT Fund                            o    Limited-Term
   o    Balanced Fund                                Government Fund


  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

[LOGO OMITTED]

Registrar and Stock Transfer Agent
Mellon Investor Services, LLC
Overpeck Centre
85 - Challenger Road
Ridgefield, NJ 07660
800 851-9677

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com


This semi-annual report is for the information of Delaware Group Global Dividend and Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.
--------------------------------------------------------------------------------
BOARD OF TRUSTEES




Charles E. Haldeman, Jr.                   Thomas F. Madison+                            Michael P. Bishof
Chairman                                   President and Chief Executive Officer         Senior Vice President/Treasurer
Delaware Investments Family of Funds       MLM Partners, Inc.
Philadelphia, PA                           Minneapolis, MN                               Lisa O. Brinkley
                                                                                         Senior Vice President/Compliance Director
Walter P. Babich                           Janet L. Yeomans
Board Chairman                             Vice President and Treasurer                  Richelle S. Maestro
Citadel Constructors, Inc.                 3M Corporation                                Senior Vice President/
King of Prussia, PA                        St. Paul, MN                                  Deputy General Counsel/Secretary

David K. Downes                                                                          John J. O'Connor
President and Chief Executive Officer      AFFILIATED OFFICERS                           Senior Vice President/Assistant Treasurer
Delaware Investments Family of Funds
Philadelphia, PA                           Richard J. Flannery                           Investment Manager
                                           President and Chief Executive Officer         Delaware Management Company
John H. Durham                             Delaware Distributors, L.P.                   Philadelphia, PA
Private Investor                           Philadelphia, PA
Horsham, PA                                                                              International Affiliate
                                           William E. Dodge                              Delaware International Advisers Ltd.
John A. Fry                                Executive Vice President/                     London, England
Executive Vice President                   Chief Investment Officer, Equity
University of Pennsylvania                 Delaware Investments Family of Funds          Principal Office of the Fund
Philadelphia, PA                           Philadelphia, PA                              2005 Market Street
                                                                                         Philadelphia, PA 19103-7057
Anthony D. Knerr                           Jude T. Driscoll
Consultant                                 Executive Vice President/                     Independent Auditors
Anthony Knerr & Associates                 Head of Fixed Income                          Ernst & Young LLP
New York, NY                               Delaware Investments Family of Funds          2001 Market Street
                                           Philadelphia, PA                              Philadelphia, PA
Ann R. Leven+
Former Treasurer                           Joseph H. Hastings
National Gallery of Art                    Senior Vice President/Corporate Controller
Washington, DC


+ Audit Committee Member

(4804)
SA-DGF [5/01] CG 7/01                   Recordholders as of May 31, 2001: 223                        Printed in the USA
                                                                                                                  J7223